UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 1, 2010

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street Rockland, Massachusetts	02370
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

As previously reported, on May 13, 2010, Merit Medical Systems, Inc. (“Merit”), Cerberus Partners, L.P. and Cerberus International, Ltd. (together with Cerberus Partners, L.P., “Cerberus”) entered into a Stockholder and Voting Agreement (the “Stockholder and Voting Agreement”) pursuant to which Cerberus agreed to vote its shares of series A preferred stock of BioSphere Medical, Inc. (“BioSphere”), and any shares of common stock of BioSphere issued upon conversion thereof, in favor of adoption and approval of the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of May 13, 2010, among BioSphere, Merit and Merit BioAcquisition Co., a wholly-owned subsidiary of Merit, and against any proposal in opposition to or in competition with the Merger.

On June 1, 2010, Merit and Cerberus entered into Amendment No. 1 to the Stockholder and Voting Agreement (“Amendment No. 1”), pursuant to which Cerberus also agreed to vote the shares of BioSphere common stock it currently owns in favor of adoption and approval of the Merger, and against any proposal in opposition to or in competition with the Merger.

The shares subject to the Stockholder and Voting Agreement, as amended, comprise approximately 50% of the outstanding shares of BioSphere’s series A preferred stock and approximately 12% of the outstanding shares of BioSphere’s common stock after giving effect to the conversion of all outstanding shares of BioSphere’s series A preferred stock into shares of common stock.

The foregoing descriptions of the Stockholder and Voting Agreement and Amendment No. 1 do not purport to be complete and are qualified in their entirety by reference, respectively, to the Stockholder and Voting Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by BioSphere with the Securities and Exchange Commission on May 14, 2010, and Amendment No. 1, a copy of which is filed as Exhibit 10.1 hereto, both of which are incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(d)  See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2010	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1, dated as of June 1, 2010, to Stockholder and Voting Agreement among Merit Medical Systems, Inc., Cerberus Partners, L.P. and Cerberus International, Ltd.